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                                  EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

         We consent to the use in this Registration Statement of Southern Community Bancshares, Inc. on Form SB-2 of our report, dated January 12, 2002, and appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our firm under the caption "Experts" in such Prospectus.


Atlanta, Georgia
March 9, 2002


                                             /s/ Mauldin & Jenkins, LLC